Exhibit 99.1
I NVES TOR PR ESENTATI ON Novem ber 2025

Forward Looking Statements This presentation contains “forward-looking statements” for purposes of the safe harbor provisions under the U.S. Private securities litigation reform act of 1995, as amended. These forward-looking statements are generally identified by words such as “anticipate,” “believe,” continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “seem,” “seek,” “future,” “outlook,” “model,” “target,” “goal,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would,” “will” or words of similar meaning that predict or indicate future events or trends or that are not statements of historical facts. These forward-looking statements may include, among other things, statements about future financial condition and results of operations, plans, objectives, strategies, beliefs, expectations and intentions with respect to, among other things, future opportunities for reservoir’s business, growth initiatives and market opportunities, competitive landscape, prospective performance, revenues, products, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash and capital expenditures. Such forward-looking statements are based upon the current beliefs and expectations of reservoir’s management and are inherently subject to significant business, economic and competitive risks, uncertainties and contingencies. Actual results, performance or achievements may differ materially, and potentially adversely, from any forward-looking statements and the assumptions on which these forward-looking statements are based. There can be no assurance that the information contained in this presentation is reflective of future results, performance and/or achievements to any degree. These forward-looking statements are provided for illustrative purposes only, and you are cautioned not to place undue reliance on these forward-looking statements as a guarantee, assurance or prediction of future results, performance and/or achievements as these forward-looking statements are based on estimates and assumptions, whether or not identified in this presentation, that are inherently subject to various significant risks, uncertainties, contingencies and other factors, many of which are difficult to predict and generally beyond the control of Reservoir. There may be additional risks and other factors that reservoir does not currently know or that Reservoir currently believes are immaterial that could also cause actual results, performance or achievements of Reservoir to differ from those contained in these forward-looking statements. Consequently, there can be no assurance that the actual results, performance and achievements anticipated in this presentation will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, reservoir. Additional information concerning these and other factors that may impact the business, prospects, financial condition and/or results of operations discussed in this presentation can be found in Reservoir’s periodic reports or other filings with the SEC, which are available publicly on the sec’s website at www.sec.gov. All information set forth in this presentation speaks only as of the date hereof or the date of such information, as applicable, and reservoir expressly disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this presentation. These forward-looking statements should not be relied upon as representing Reservoir’s assessments as of any date subsequent to the date of this presentation and, accordingly, undue reliance should not be placed upon these forward-looking statements. Financial Information; Non-GAAP Financial Measures This presentation contains unaudited financial information of reservoir. The unaudited financial information has been prepared on the same basis as Reservoir’s audited financial statements and, in the opinion of reservoir’s management, reflects all adjustments necessary for the fair presentation of the unaudited financial information. However, the unaudited financial information contained in this presentation is preliminary and may be subject to change. Accordingly, such financial information may be adjusted or may be presented differently in periodic reports or other filings filed by Reservoir with the SEC, and such differences may be material. In addition, past performance is not a guarantee or indication of future financial condition and/or results of operations and should not be relied upon for such reason. This presentation also includes certain financial information, such as EBITDA or Adjusted EBITDA, that has not been prepared in accordance with united states generally accepted accounting principles (“GAAP”). Reservoir’s management uses these non-GAAP financial measures to evaluate Reservoir’s operations, measure its performance and make strategic decisions. Reservoir believes that the use of these non-GAAP financial measures provides useful information to investors and others in understanding Reservoir’s results of operations and trends in the same manner as reservoir’s management and in evaluating Reservoir’s financial measures as compared to the financial measures of other similar companies, many of which present similar non-GAAP financial measures. However, these non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by reservoir’s management about which items are excluded or included in determining these non-GAAP financial measures and, therefore, should not be considered as a substitute for net income, operating income or any other operating performance measures calculated in accordance with GAAP. Using such non-GAAP financial measures in isolation to analyze Reservoir’s business would have material limitations because the calculations are based on the subjective determination of reservoir’s management regarding the nature and classification of events and circumstances that you may find significant. In addition, although other companies in Reservoir’s industry may report measures titled EBITDA or Adjusted EBITDA or similar measures, such non-GAAP financial measures may be calculated differently from how reservoir calculates such non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider such non-GAAP financial measures alongside other financial performance measures and other financial results presented in accordance with GAAP. You should review Reservoir’s audited and unaudited consolidated financial statements contained in its periodic reports or other filings with the SEC. Disclaimer 2

Disclaimer 3 Industry and Market Data The information in this presentation also includes information provided by third parties. None of Reservoir, its affiliates or any third parties that provide information to Reservoir or its affiliates, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information or are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such information. While such information is believed to be reliable for the purposes of this Presentation, neither Reservoir nor any of its subsidiaries, stockholders, partners, members, affiliates, directors, officers, employees, advisers, representatives or agents makes any representation or warranty with respect to the accuracy of such information. No Offer or Solicitation This presentation is for informational purposes only and is neither an offer to sell or purchase, nor a solicitation of an offer to sell, purchase or subscribe for, nor a recommendation or advice regarding, any securities in any jurisdiction. This Presentation has not been approved or recommended by the U.S. Securities and Exchange Commission (the “SEC”) or any other federal or state securities commission or securities regulatory authority or other regulatory body or authority, nor has any of these bodies or authorities passed upon the merits of, or the accuracy and adequacy of, any of the information contained in this presentation. Any representation to the contrary is a criminal offense. Trademarks, Service Marks and Trade Names Reservoir and its affiliates own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of its business. This presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to imply a relationship with Reservoir or any of its affiliates, or an endorsement or sponsorship by or of Reservoir or any of its affiliates. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Reservoir, its affiliates or any third parties whose trademarks, service marks or trade names, as the case may be, are referenced herein will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor in these trademarks, service marks and trade names. Additional information with respect to Reservoir may be found in its filings with the SEC available at the SEC’s website at www.sec.gov and on Reservoir’s website at www.reservoir-media.com.

First U.S.-Based Publicly Traded Independent Music Company • NASDAQ: RSVR $8.14 (at 9/30/25) • Market Cap: $534M (at 9/30/25) • Fiscal Year End: Mar 31st • Shares Outstanding: 66M • Offices in NYC (HQ), LA, Nashville, London, Toronto, Abu Dhabi & Mumbai KEY FACTS 4 Leading, diversified music publishing and recorded music business • Vast collection of iconic hits across genre, geography, and time period • Focused on acquiring catalogs with hit songs and building portfolio diversification • Investing in frontline songwriters and artists with potential for success • Network of joint venture, administration and distribution partners worldwide Highly accomplished, respected and award-winning platform • Two-time winner of Music Week Awards’ Independent Publisher of the Year • Two-time winner of Music Business Worldwide’s The A&R Awards’ Publisher of the Year • 18 Songwriters Hall of Fame inductions First female founded and led publicly traded music company in the U.S., led by Golnar Khosrowshahi • Fast Company’s Most Creative People In Business • Music Week’s International Woman of the Year • Billboard’s Women In Music Executive of the Year • Supported by a highly experienced team of music professionals with decades of experience at major music companies such as Universal, Warner, and Sony REVENUE1 1 Trailing twelve-month revenue ended 09-30-25 Music Publishing 67% Recorded Music 28% Other 5%

Compelling Investment Highlights Evergreen Catalog & Contemporary Hits • 150K+ copyrights and 36K+ masters • 130+ active songwriters and frontline artists • 86% of publishing & 97% of recording gross profit is Life of Copyright3 Growing Industry, Supported By Powerful Secular Tailwinds • Supported by rise of digital, streaming, emerging markets, and expansion of emerging music monetization platforms • Music industry projected to grow 6% per year through 20352 Competitive Advantages & Value Enhancement Capabilities • Value enhancement efforts lead to industry outgrowth • Experienced creative team with stellar reputation among artists and key players in the music industry 5 Leading Independent Music Company With Proven Platform • $1.1B+ of invested capital since inception1 • $918M of that amount in acquisitions of catalogs and companies • $202M of that amount in futures spend with enhanced risk/return profile vs. traditional catalog music Proven M&A Platform • Strong track record, trusted partner to artist community and caretaker of legacy assets • Deal pipeline includes 100+ potential targets worth $1B+ as of 9-30-25 1 As of 9-30-25 2 Wall Street Research 3 Based on 80% of LTM as of 06/30/25 Net Publisher Share (NPS) and Net Label Share (NLS)

Music 101 MUSIC PUBLISHING SONGWRITERS PUBLISHER ARTISTS PERFORMING RIGHTS FOREIGN SUB-PUBLISHERS RECORD LABELS ORGANIZATIONS DIGITAL SERVICES THIRD PARTIES The YouTube • CATALOG • FUTURES RECORDED MUSIC CONSUMERS PLATFORMS RECORD LABEL ARTISTS The YouTube 6

7 History of Growth

Digital 55% Performance 21% Synch 17% Mechanical 4% Other 3% Legacy: • Joni Mitchell • Miles Davis • The Isley Brothers • John Denver • Billy Strayhorn • Commodores Active Songwriters: • Offset (Migos) • Ali Tamposi • 2 Chainz • Oak Felder • Jamie Hartman CATALOG EXAMPLES No Musical Composition Accounts for > 2% OF REVENUE 86% OF CATALOG Retained for Life of Copyright1 USA 56% Ex-USA 44% DIVERSIFIED BY…. 2020s 9% 2010s 20% 2000s 29% 1990s 15% 1980s 8% 1970s 9% 1960s 4% Pre-1960s 7% Pop 20% Country 17% Hip Hop 13% R&B 13% Film/TV 12% Rock 12% Electronic 5% Other 8% 1 Based on 80% of LTM Net Publisher Share (NPS) as of 06-30-25 2 Trailing twelve-month revenue ended 09-30-25 GEOGRAPHY2 MIX2 GENRE1 RELEASE DATE1 150K+ COPYRIGHTS (I.E. Ownership Of Musical Composition) Music Publishing Segment Overview 8

“Yeah!” Usher 0.5%, (2004) “Take Me Home, Country Roads” John Denver 1.1%, (1971) “Ring of Fire” Johnny Cash 1 1.1%, (1963) 5 9 2 6 10 3 7 4 8 “Disco Inferno” The Trammps 0.5%, (1976) “Lady Marmalade” Labelle 0.8%, (1974) “Bring Me To Life” Evanescence 0.6%, (2003) “It’s Your Thing” The Isley Brothers 1.5%, (1969) 1 LTM Net Publisher Share (NPS) as of 06-30-25 1,195 Songs Account For 80%of LTM NPS with No Song Accounting For More Than 2% of LTM NPS Music Publishing Top 10 Songs by NPS1 9 “Espresso” Sabrina Carpenter 0.8%, (2024) “Conga” Miami Sound Machine 0.5%, (1985) “Austin” Dasha 0.5%, (2024)

REVENUE MIX2 Digital 71% Physical 12% Neighboring Rights 9% Synch 8% 1 Based on 80% of LTM Net Label Share (NLS) as of 06-30-25 2 Trailing twelve-month revenue ended 09-31-25 No Master Recording Accounts for > 4% OF NET LABEL SHARE1 100% OWNERSHIP Across 90% of Masters1 36K+ SOUND RECORDING COPYRIGHTS (I.E. “Master” Recordings) Recorded Music Segment Overview Legacy: • De La Soul • Sinéad O’Connor • Naughty by Nature • Generation X (Billy Idol) • The Delfonics Active Recording Artists: • Laura Marling • Bodega • Nadia Reid • Liz Lawrence • Marika Hackman EX-USA 47% USA 53% 10 GEOGRAPHY2 CATALOG EXAMPLES

399 Recordings Account For 80%of LTM NLS2 with No Track Accounting For More Than 4% of LTM NLS Recorded Music Top 10 Tracks by NLS1 1 LTM Net Label Share (NLS) as of 06-30-25 2 Excluding Album/Compilation sales 11 “Gangsta’s Paradise” Coolio 3.8%, (1995) 1 5 9 2 6 10 3 7 4 8 “The Breakup Song” The Greg Kihn Band 0.9%, (1981) “For the Love of You (Part 1 & 2)” The Isley Brothers 0.7%, (1975) “Jump Around” House of Pain 3.8%, (1992) “Missing” Everything But The Girl 1.7%, (1994) “What It’s Like” Everlast 1.9%, (1998) “Nothing Compares 2 U” Sinéad O’Connor 1.9%, (1990) “It’s Your Thing” The Isley Brothers 0.8%, (1969) “Hip Hop Hooray” Naughty by Nature 0.7%, (1992) “Can’t You See” The Marshall Tucker Band 1.5%, (1973)

Growth Drivers 12 STRONG SECULAR TAILWINDS VALUE ENHANCEMENT INITIATIVES PROVEN M&A PLATFORM & NEW SIGNINGS

1 Wall Street Research (based on Net Revenue) Music Industry: Strong Growth Forecasted RECORDED PUBLISHING LIVE MUSIC 13 INDUSTRY Recorded Publishing Live Music $74B $30B $10B $35B 2024 40% 13% 47% $141B $55B $19B $67B CAGR 6.0% 5.8% 6.1% 6.2% 2035 39% 13% 48%

VALUE ENHANCEMENT SYNCHRONIZATION Placement of musical compositions into television, film, advertisements, gaming platforms, and toys DIGITAL LICENSING Digital licensing partnerships with content platforms and in-home fitness brands SETTLEMENTS Representation on industry boards advocating for creators generates settlements from past infringement and enables collaboration on mechanisms for future licensing SAMPLING, COVERS, INTERPOLATIONS, REMIXES Extract additional value from high-quality catalogs with proactive pitching EDUCATIONAL INITIATIVES Development of interactive university courses to enhance brand exposure Value Enhancement Initiatives 14

“Jump Around” – Naughty by Nature “Take me Home, Country Roads” – John Denver “All Apologies” – Sinéad O’Connor “Thank God I’m A Country Boy” – John Denver “Ring of Fire” – Johnny Cash Top Synch Highlights1 Industry Advocate & Leader $18M GENERATED IN SETTLEMENT PAYMENTS Over the Past Five Years (FY21-FY25) Value Enhancement Examples & Industry Advocacy Totaling $2.0M IN LICENSING 15 ELECTED BOARD SEATS 1 LTM as of 09-30-25

$918M CAPITAL DEPLOYED since inception1 1 As of 9-30-25 100+ M&A TARGETS IN CURRENT PIPELINE AS OF 9-30-25 Totaling $1B+ Proven M&A Platform 107 OFFERS MADE 43% 66 DEALS INTO EXCLUSIVITY 62% 61 DEALS CLOSED 92% 249 New Deals Considered In FY2024 16

Note: Reflects transactions of +$7M in value that are at least 12 months old as of 03-31-25 and did not contain predominantly young assets expected to decay at closing Proven M&A Platform 15.5x WEIGHTED AVERAGE ENTRY MULTIPLE 4.4x WEIGHTED AVERAGE REDUCTION IN MULTIPLE VALUE ENHANCEMENT LEADS TO BOUGHT-DOWN MULTIPLES Date Purchase Price NPS/NLS (At Close) Multiple (At Close) NPS/NLS (FY2025) Multiple (FY2025) 2021 $ 101.3 $ 5.5 18.3 x $ 9.5 10.7 x 2020 $ 74.9 $ 4.1 18.1 x $ 4.7 15.8 x 2020 $ 63.2 $ 3.7 17.0 x $ 4.5 14.0 x 2019 $ 51.7 $ 3.6 14.4 x $ 8.4 6.2 x 2014 $ 47.2 $ 4.5 10.4 x $ 6.2 7.6 x 2018 $ 30.8 $ 2.5 12.4 x $ 4.7 6.6 x 2020 $ 16.9 $ 1.3 13.4 x $ 1.2 13.7 x 2021 $ 16.9 $ 1.0 17.7 x $ 1.1 15.3 x 2021 $ 13.7 $ 0.8 18.1 x $ 1.9 7.1 x 2012 $ 11.9 $ 1.1 11.1 x $ 1.1 11.0 x 2023 $ 11.0 $ 0.8 14.3 x $ 1.0 10.8 x 2023 $ 10.0 $ 0.5 18.7 x $ 0.7 13.9 x 2021 $ 9.5 $ 0.6 16.1 x $ 0.8 11.3 x 2022 $ 9.0 $ 0.8 10.6 x $ 0.7 13.1 x 2023 $ 9.0 $ 0.9 9.9 x $ 0.6 14.1 x 2010 $ 8.4 $ 1.5 5.4 x $ 3.1 2.7 x 2017 $ 7.8 $ 0.6 13.3 x $ 0.6 12.2 x 17

Advance funds to established songwriters who are then under exclusive contract to create music with the benefit of long-term ownership. NOTABLE SIGNINGS $202M CAPITAL DEPLOYED1 3 YEAR TYPICAL TERM CONTRACT • Joe Walsh • Ali Tamposi • Kings of Leon • Steph Jones • Killer Mike • Oak Felder • Offset • Jamie Hartman ALL SIGNIFICANT WRITER SIGNINGS HAVE POSITIVE IRR2 19.8% WEIGHTED AVERAGE IRR2 1 As of 9-30-25 2 Based on significant writer signings, which include investments of greater than $2.3M and as of 03-31-25 New Roster Signings 18 PARTNERED WITH SONGWRITERS BEHIND HITS BY TODAY’S BIGGEST ARTISTS INCLUDING • Justin Bieber • Ariana Grande • Ed Sheeran • Sabrina Carpenter

FUTURES BASED INVESTMENTS LEAD TO HIGH IRR Date Advances Recouped (FY2025) NPS/NLS (FY2025) Multiple (FY2025) IRR 2017 $ 20.3 65% $ 0.7 10.0 x 29.2% 2016 $ 14.2 57% $ 0.5 12.2 x 12.5% 2019 $ 12.4 78% $ 0.3 10.1 x 21.7% 2012 $ 9.3 91% $ 0.3 3.4 x 29.9% 2018 $ 8.9 100% $ 0.1 0.0 x 1.0% 2014 $ 6.6 62% $ 0.3 7.3 x 53.5% 2011 $ 6.5 100% N/A N/A 0.8% 2019 $ 4.8 47% $ 0.2 16.6 x 12.4% 2018 $ 3.3 100% $ 0.3 0.0 x 34.3% 2020 $ 3.0 33% $ 0.1 29.8 x 3.2% 2020 $ 2.7 100% N/A N/A 7.8% 2024 $ 2.5 32% $ 0.0 113.9 x 5.5% 2021 $ 2.5 49% $ 0.1 15.8 x 6.9% 2016 $ 2.4 93% $ 0.1 1.3 x 22.3% 2015 $ 2.3 84% $ 0.0 8.8 x 17.5% As of 03-31-25, writer and artist signings with more than $2.3M invested IRRs based on actual performance to date and projected performance through end of deal as applicable New Roster Signings 9.2x EFFECTIVE CURRENT MULTIPLE 19.8% IRR ON SIGNIFICANT WRITER SIGNINGS 19

Financials 20

$29 $31 $12 $14 Q2'FY25 Q2'FY26 Publishing Recorded Music & Other REVENUE ($M) $18 $19 Q2'FY25 Q2'FY26 ADJUSTED EBITDA ($M) Q2 Fiscal Year 2026 Results 12% total revenue growth year-over-year • Music Publishing revenue rose 8% year-over-year • Recorded Music revenue increased 21% year-over-year Strengthened reputation as a home for iconic catalogs and award-winning songwriters, as well as continued emerging markets growth: • Acquired publishing catalog of icon Miles Davis, plus rights to recorded music and NIL • Extended publishing deal for catalog of Nick Drake and executed new deal to represent the catalog of Nick's mother Molly Drake with Blue Raincoat Music Publishing • Announced two new acquisitions in conjunction with PopArabia for publishing & recorded music catalogs of Iraqi production house HFM Production and Kuwaiti singer-songwriter Essa Almarzoug. Signed publishing deal with Moroccan singer-rapper-songwriter-producer 88 Young. • Signed publishing deals with Platinum-selling songwriter Emily Reid, Grammy-nominated songwriter-producer Dave Pittenger, and 1960s teen idol Bobby Vinton Adj. EBITDA year-over-year growth of 10% for the quarter 21

Strong Growth Track Record & Forecast – Narrows & Positively Adjusts Fiscal Year 2026 Outlook ($ in millions) Current Fiscal 2026 Outlook Growth (at mid-point) REVENUE $167 - $170 6% ADJUSTED EBITDA $70 - $72 8% $84 $96 $107 $38 $49 $52 FY2023 FY2024 FY2025 Publishing Recorded Music & Other $122 $145 $159 REVENUE • Strength & Diversity of Catalog • Value Enhancement Success CORE DRIVERS • Strong Execution in Futures Business • Opportunistic, Accretive M&A 22

23 Note: Excludes the effect of any non-cash stock-based compensation expense related to the current stock incentive plan. $74 $89 $101 FY2023 FY2024 FY2025 GROSS PROFIT $46 $56 $66 FY2023 FY2024 FY2025 ADJUSTED EBITDA Improving Profitability $MM $MM

$54 $53 $68 FY2023 FY2024 FY2025 $MM ADJUSTED FREE CASH FLOW1 1 Operating cash flows, less advances 2 Total Debt is gross debt, less deferred financing costs 3 Net Debt is gross debt, less deferred financing costs, less cash (after de-SPAC) BALANCE SHEET METRICS as of 9-30-25 TOTAL DEBT2 : $422M CASH: $28M NET DEBT3 : $394M AVAILABLE DEBT: $124M Solid Balance Sheet & Strong FCF Generator 24

Appendix 25

Music Publishing 101 IP RIGHTS: • Songs owned by publisher or songwriter • Catalog = previously released songs • Futures = songwriters under active contract who are writing new songs PROTECTED ASPECT OF WORK: • Notes & lyrics RESPONSIBILITY OF PUBLISHER: Monetization & Exploitation • Catalog: identify high-quality legacy catalogs and acquire ownership interest in these catalogs • Futures: find songwriters to sign and develop, nurture their skills and pair them with likeminded collaborators; may either have ownership interest in copyright or perform services under an administration agreement • Both: pitch songs for use in film, tv, advertising, videogames, and others; license the right to use the song; collect royalty fees for usage INCOME: • Royalty income paid on every version of the song typically split between publisher (NPS) and songwriter (writer’s share/royalties) KEY CASH FLOW METRICS Revenue / Gross Royalties (-) Writer Royalties = Net Publisher Share (NPS) (-) Operating Expenses (Artist & Repertoire, Licensing, G&A, Talent Expense) = EBITDA Amortization Advances Recoupments Capex 26

Recorded Music 101 IP RIGHTS: • Collection of master recordings owned by a record label or performing artist PROTECTED ASPECT OF WORK: • Sound recording of a composition RESPONSIBILITY OF RECORD LABEL: Monetization & exploitation • Identify songs and work with producers and artists to create, market and promote recordings • Manufacture and distribute physical product • Pitch songs for use in film, TV, advertising, videogames and others; license the right to use the recording; collect royalty fees for usage • Typically owns master recording outright INCOME: • Royalty income paid only on specific recording of a song • Typically split between label (NLS) and performing artist (artist royalties) KEY CASH FLOW METRICS Revenue / Sales / Royalties (-) Artist Royalties (-) Manufacturing & Distribution Costs = Net Label Share (NLS) (-) Operating Expenses (Artist & Repertoire, Licensing, G&A, Talent Expense) = EBITDA Amortization Advances Recoupments Capex 27

RSVR Financial Model 101 INFRASTRUCTURE PROVIDES SUBSTANTIAL OPERATING LEVERAGE, ALLOWING US TO ACQUIRE THE GROSS PROFIT CONTRIBUTION OF ADDITIONAL CATALOGS WITHOUT INCREMENTAL EXPENSE 28 REVENUE MUSIC PUBLISHING RECORDED MUSIC Revenue / Gross Royalties LESS: Writer Royalties Net Publisher Share (NPS) Revenue / Sales / Royalties LESS: Artist Royalties LESS: Manufacturing/Distribution Costs Net Label Share (NLS) LESS: OpEx (A&R, Licensing, G&A, Talent Expense) EBITDA COST OF REVENUE GROSS PROFIT OPERATING EXPENSES EBITDA

FISCAL YEAR END: March 31($ in M) 2021 2022 2023 2024 2025 Publishing Revenue $66 $77 $84 $96 $108 Recorded Music & Other Revenue $14 $31 $38 $49 $52 Total Revenue $80 $108 $122 $145 $159 Percentage Growth YoY 29% 35% 13% 18% 10% Net Publisher Share $37 $42 $45 $54 $62 Net Label Share & Other $10 $22 $29 $35 $39 Gross Profit $47 $64 $74 $89 $101 Gross Margin 59% 59% 61% 62% 64% Adj. EBITDA $32 $41 $46 $56 $66 Adj. EBITDA Margin 40% 38% 38% 38% 41% Note: Excludes the effect of any non-cash stock-based compensation expense related to the current option plan Income Statement Highlights 29

FISCAL YEAR END: March 31 ($ in M) 2021 2022 2023 2024 2025 Cash Flow Highlights Adj. EBITDA $32 $41 $46 $56 $66 Recoupments 13 13 13 14 22 Interest, W/C Changes & Other (9) (14) (5) (17) (20) Cash From Operating (Adj. FCF) $35 $40 $54 $53 $68 Acquisitions (119) (197) (72) (50) (97) Advances & Other Investing (17) (28) (23) (17) (22) Cash From Investing ($137) ($225) ($95) ($67) ($119) Balance Sheet Highlights Ending Cash $9 $18 $15 $18 $21 Ending Debt $213 $276 $312 $331 $388 Net Debt $204 $258 $297 $313 $367 Note: Advances moved from Operating to Investing cash flows for illustrative purposes 30 Cash Flow & Balance Sheet Highlights

FISCAL YEAR END: March 31 ($ in M) 2021 2022 2023 2024 2025 Net Income $ 9.3 $13.1 $2.8 $0.8 $7.7 Adjustments Depreciation & Amortization 14.1 19.0 22.1 25.0 26.3 Income Tax Expense / (Benefit) 2.1 4.3 5.6 0.3 2.1 Interest Expense 9.0 10.9 14.8 21.1 21.9 EBITDA $ 34.5 $47.3 $45.2 $47.2 $58.1 Operating Adjustments Exchange (Gain) / Loss 0.9 (0.3) (0.3) 0.1 (0.6) Change in Fair Value of IR Swaps (3.0) (8.6) (2.8) 1.1 4.2 Non-cash Share-based Compensation 0.1 2.9 3.2 3.4 4.4 Recoupable legal fee write-off 0.0 0.0 0.0 2.7 0.0 Other income (expense), net (0.6) 0.0 0.9 1.1 (0.3) Adjusted EBITDA $ 31.9 $41.3 $46.3 $55.6 $65.7 31 Consolidated EBITDA Reconciliation

PR Contact Suzanne Arrabito Reservoir sa@reservoir-media.com | 212-675-0541 32 IR Contact Jackie Marcus Alpha IR Group RSVR@alpha-ir.com | 312-445-2870